                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement      [_] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                       DiamondCluster International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

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

                      DiamondCluster International, Inc.

                        Suite 3000 John Hancock Center
                  875 North Michigan Ave., Chicago, IL 60611
                       T (312) 255 5000 F (312) 255 6000
                            www.diamondcluster.com

[LOGO] diamondcluster

    Notice of Annual Meeting of Stockholders to be Held on August 13, 2002

The annual meeting of stockholders of DiamondCluster International, Inc. will be held on Tuesday, August 13, 2002 at the Westin Hotel, 909 North Michigan Avenue, Chicago, Illinois, at 10:00 a.m. local time for the following purposes:

1. To elect four directors for a term of three years.

2. To ratify the recommendation of the Audit Committee that KPMG LLP be appointed independent auditors for the Company for fiscal year 2003.

3. To consider and act upon such other business as may properly come before the meeting.

Stockholders of record at the close of business on July 2, 2002 are entitled to notice of and to vote at the meeting.

Your vote is important. You can vote your shares by completing and returning the proxy card sent to you. Most stockholders can also vote their shares over the Internet. Please check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. You can revoke a proxy at any time prior to its exercise by following the instructions in the proxy statement.

By order of the Board of Directors

/s/ Nancy K. Bellis

Nancy K. Bellis
Vice President, General Counsel and Secretary

July 18, 2002

                      DiamondCluster International, Inc.

                        Suite 3000 John Hancock Center
                           875 North Michigan Avenue
                            Chicago, Illinois 60611

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend DiamondCluster's annual meeting on August 13, 2002 beginning at 10:00 a.m. Central Time. The meeting will be held at the Westin Hotel, 909 North Michigan Avenue, Chicago, Illinois. We are furnishing these proxy materials in connection with the Board of Directors' solicitation of proxies to be voted at the meeting and at any meeting following an adjournment of the meeting. We are first mailing this proxy statement and accompanying forms of proxy and voting instructions on or about July 18, 2002 to holders of DiamondCluster's Class A Common Stock, par value $.001 per share ("Class A Shares"), and Class B Common Stock, par value $.001 per share ("Class B Shares"), as of July 2, 2002, the record date for the meeting.

Proxies and Voting Procedure

Your vote is important. Most stockholders have a choice of voting over the Internet or by completing a proxy card and mailing it in the postage-paid envelope provided. Please check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunications and Internet access charges for which you will be responsible. The Internet voting facilities for stockholders of record will close at 4:00 p.m. Eastern Time on August 12, 2002. The Internet voting procedure has been designed to authenticate stockholders by use of a control number and to allow you to vote your shares and to confirm that your instructions have been properly recorded.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed later-dated proxy (including an Internet vote) or by voting by ballot at the meeting. The method by which you vote will not limit your right to vote at the meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted as the Board of Directors recommends.

If any other matters are properly presented at the meeting for consideration, including a motion to adjourn the meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters according to their best judgment to the same extent as the person signing the proxy would be entitled to vote. At the date this proxy statement was printed, we did not anticipate any other matters would be raised at the meeting.

Stockholders Entitled to Vote

Stockholders at the close of business on July 2, 2002 are entitled to notice of and to vote at the meeting. As of July 2, 2002, there were 36,259,024 common shares issued and outstanding of which 27,522,514 were Class A Shares and 8,736,510 were Class B Shares.

Quorum, Number of Votes per Share and Required Vote

The presence in person or by proxy of the holders of a majority of the shares of common stock representing a majority of the votes entitled to vote is necessary to constitute a quorum for all matters coming before the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Except as otherwise required by Delaware law, under the Company's Restated Certificate of Incorporation, as amended, the Class A and Class B Shares vote together as a single class on all matters coming before the meeting. Each Class A Share is entitled to one vote per share, and each Class B Share is entitled to five votes per share, on each matter coming before the meeting.

A plurality of the votes duly cast is required for the election of directors; that is, the nominees receiving the greatest number of votes will be elected. Approval of all other matters coming before the meeting requires the affirmative vote of a majority of the votes of Class A and Class B Shares together present in person or by proxy. Abstentions and broker non-votes are not counted for the election of directors or the approval of any matter.

Tabulation of Votes

All votes, whether by proxy or ballot, will be tabulated by the Company's Transfer Agent and Registrar.

Electronic Access to Proxy Materials and Annual Report

This proxy statement and the 2002 annual report are also available on DiamondCluster's Internet site at http://www.diamondcluster.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail, saving the Company the cost of producing and mailing these documents. If you are a stockholder of record, you can elect this option by following the instructions provided when you vote your proxy over the Internet. If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address of those materials. Your choice will remain in effect until you call DiamondCluster's stockholder services toll-free number ((800) 526-0801) to ask for paper copies.

Costs of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. In accordance with the regulations of the Securities and Exchange Commission and Nasdaq, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of DiamondCluster stock.

Stockholder Account Maintenance

Our transfer agent is Mellon Investor Services. All communications concerning accounts of stockholders of record, including name or address changes and transfer requirements, should be directed to Mellon Investor Services, L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey 07660 (800) 526-0801, www.melloninvestor.com.

                             ELECTION OF DIRECTORS

The Board of Directors consists of thirteen members divided into approximately three equal classes, one class of which is elected each year to succeed the directors whose terms are expiring. However, due to the recent decision of one of the Company's directors not to stand for re-election, there will be one vacancy on the Board. Such vacancy may be filled by the Board, or the Board may decide to reduce the size of the Board to twelve. The four nominees named for election at the August 13, 2002 meeting for three-year terms are Edward R. Anderson, Adam J. Gutstein, Pedro Nueno and Arnold R. Weber. Proxies cannot be voted for a greater number of persons than the number of nominees named. The persons named in the proxy card intend to vote for the election of each of these nominees unless you indicate that your vote should be withheld. If elected, the nominees will continue in office until their successors have been duly elected and qualified or until the earlier of their death, resignation or retirement. We expect each of the nominees to be able to serve if elected. Mr. Weber has indicated that, if elected, he plans to retire from our Board in August 2003. If on account of death or unforeseen contingencies any of these persons is unavailable for election, the proxies will be voted for a substitute nominee designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EDWARD R. ANDERSON, ADAM J. GUTSTEIN, PEDRO NUENO AND ARNOLD R. WEBER

        Nominees for the Class of Directors Whose Terms Expire in 2005

Edward R. Anderson has been a member of DiamondCluster's Board of Directors since June 1994. From November 2000 until August 2001 Mr. Anderson served as Chairman of TorchQuest, Inc. at which time Mr. Anderson relinquished the chairmanship to become the Chief Executive Officer. From July 1999 until July 2000 Mr. Anderson was the Chairman and Chief Executive Officer of E-Certify Corp. From January 1994 to July 1999 he was President, Chief Executive Officer and director of CompuCom Systems, Inc., having joined CompuCom as Chief Operating Officer in August 1993. From 1988 to 1993 Mr. Anderson served as President and Chief Operating Officer of ComputerLand USA. Prior to that time, Mr. Anderson held executive and management positions with The Computer Factory, W.R. Grace & Company and the American Express Company. Age 55.

Adam J. Gutstein co-founded DiamondCluster in January 1994 and has served as a vice president since inception and as a member of DiamondCluster's Board of Directors since August 1999. From July 1998 until April 2000 Mr. Gutstein served as Chief Operating Officer. From April to November 2000 Mr. Gutstein served as President, and since November 2000 Mr. Gutstein has served as President, North America. Mr. Gutstein is also a member of the Board of Directors of Health Access. Prior to joining DiamondCluster, Mr. Gutstein was a vice president at Technology Solutions Company and a manager with Andersen Consulting, now Accenture Ltd. Age 39.

Pedro Nueno was appointed to DiamondCluster's Board of Directors in October 2001. Dr. Nueno is a Bertran Foundation Professor of Entrepreneurial Management at IESE (the Graduate School of Management at the University of Navarra in Barcelona, Spain, one of the top business schools in Europe). Dr. Nueno is the first European outside director named to DiamondCluster's Board of Directors. He currently is Vice Chancellor of the International Academy of Management and Chairman of the Board of the Academic Council of China Europe International Business School, a joint venture of the European Union and the Chinese Government. He currently is involved with the management of technology, industrial policy, innovation and a new business creation, fields in which he has published extensively. Dr. Nueno is the author of six books and more than 70 articles published in academic and business journals, proceedings or research paper collections. One of his most recent books,

Corporate Turnaround (1993: Kogan Publishing), has been translated into four languages. He is also the author of Entrepreneuring (1993: Destro Publishing); co-author of a book on innovation, The Light and The Shadow (1997 Capstone Publishing), which is also available in four languages; and Competing in the XXIst Century (1998 Ed.G. 2000). Age 58.

Arnold R. Weber has been a member of DiamondCluster's Board of Directors since November 1999. Mr. Weber has been President Emeritus of Northwestern University since July 1998 and was its 14th president from 1984 to 1994. From 1995 to 1999 he served as President of the Civic Committee of the Commercial Club of Chicago, a leading business and civic organization. Mr. Weber has been a member of the faculty at the Graduate School of Business at the University of Chicago, Stanford University and the Massachusetts Institute of Technology. Mr. Weber is a trustee of the Museum of Science and Industry, the Committee for Economic Development, the Aspen Institute and the University of Notre Dame. He has received honorary degrees from various universities including Notre Dame, the University of Colorado, Loyola University of Chicago, Northwestern University and the University of Illinois. Mr. Weber has served as a director of Aon Corporation, Burlington Northwestern/Santa Fe, John Deere & Company and the Tribune Company. Age 72.

                   Directors Whose Terms of Office Continue

Melvyn E. Bergstein co-founded DiamondCluster in January 1994 and served as its Chairman, Chief Executive Officer and President until July 1, 1998 when Mr. Bergstein vacated the office of President in favor of Mr. Mikolajczyk. Mr. Bergstein has been a member of DiamondCluster's Board of Directors since January 1994. Prior to co-founding DiamondCluster, Mr. Bergstein held several senior executive positions with Technology Solutions Company from 1991 to 1993. Prior to that time, Mr. Bergstein held several senior positions with other consulting firms, including twenty-one years in various positions with Arthur Andersen & Co.'s management information consulting division, now Accenture Ltd. Mr. Bergstein is a director of Simon Property Group Inc., a publicly-traded real estate investment trust. Age 60. Term expires 2004.

Donald R. Caldwell has been a member of DiamondCluster's Board of Directors since June 1994. In March 1999 Mr. Caldwell founded and presently serves as Chief Executive Officer of Cross Atlantic Capital Partners, Inc. From February 1996 to March 1999 Mr. Caldwell was President and Chief Operating Officer and a director of Safeguard Scientifics, Inc. and its Executive Vice President from 1993 to 1996. From April 1991 to December 1993 Mr. Caldwell was the President of Valley Forge Capital Group, Ltd. Prior to that time, Mr. Caldwell held various executive and management positions with a predecessor company of Cambridge Technology Partners (Massachusetts), Inc. and Arthur Young & Co., a predecessor to Ernst & Young, LLP. Mr. Caldwell currently serves on the Board of Directors of First Consulting Group in addition to numerous privately held companies and other civic organizations. Age 56. Term expires in 2003.

Mark L. Gordon has been a member of DiamondCluster's Board of Directors since August 1999. Mr. Gordon is an attorney with the law firm Gordon & Glickson LLC and has been a partner of that firm since August 1979, currently serving as its managing partner. Mr. Gordon founded Gordon & Glickson's technology practice and advises a wide range of emerging technology companies, including DiamondCluster, on business and legal matters. Age 51. Term expires in 2004.

Alan C. Kay has been a member of DiamondCluster's Board of Directors since June 1996 and currently is President of Viewpoints Research Institute, Inc. From 1996 to 2001 Dr. Kay was Vice President of research and development for Walt Disney Imagineering, Inc. and a Disney fellow. From 1984 to 1996 Dr. Kay was an Apple fellow at Apple Computer, Inc. Prior to that time Dr. Kay held scientific positions at Atari Corporation and Xerox Palo Alto Research Center. He was a research associate and lecturer in computer science at Stanford University from 1969 to 1971. Age 62. Term expires in 2003.

John D. Loewenberg has been a member of DiamondCluster's Board of Directors since October 1996. Mr. Loewenberg is currently managing partner and a consultant with JDL Enterprises, a consulting firm. From May 1995 through 1996 Mr. Loewenberg was an executive vice president and Chief Operating Officer of Connecticut Mutual, a life insurance company. Prior to joining Connecticut Mutual, Mr. Loewenberg held several senior management positions with Aetna Life and Casualty and its affiliates. Mr. Loewenberg is a director of Applix, Inc., CompuCom Systems, Inc., Sanchez Computer Associates, Inc. and DocuCorp International, Inc. Age 62. Term expires in 2004.

Michael E. Mikolajczyk co-founded DiamondCluster in April 1994 and has served as a member of the Board of Directors since then. From April 1994 until July 1998 Mr. Mikolajczyk served as DiamondCluster's Senior Vice President, Chief Financial and Administrative Officer. From July 1998 until April 2000 Mr. Mikolajczyk served as President. In July 1999 he became Secretary and from April 1, 2000 until his retirement in August 2001 he also served as a vice chairman. Since his retirement, Mr. Mikolajczyk has been an independent consultant. Prior to joining DiamondCluster, he served as Senior Vice President of finance and administration and Chief Financial Officer for Technology Solutions Company. Prior to that time, Mr. Mikolajczyk held several senior financial and corporate development positions at MCI Telecommunications Corporation. Age 50. Term expires in 2003.

Javier Rubio has served as a member of the Board of Directors and as DiamondCluster's President, Europe and Latin America since the consummation of the business combination between the Company and Cluster Consulting in November 2000. Mr. Rubio founded Cluster in 1993 serving as its Chairman and Chief Executive Officer. Prior to founding Cluster, Mr. Rubio held several senior positions with other consulting firms, including seven years in various positions with the MAC Group (Gemini Consulting) and the Monitor Company. Mr. Rubio is a top advisor to chief executive officers and a respected voice in the telecom industry across Europe. Mr. Rubio's expertise in telecom ranges from mobile, satellite and fixed network to cable television. He has worked on multiple assignments for a variety of Fortune 500 companies such as AT&T, Vodafone-AirTouch, Ericsson and British Telecom, assisting them with strategic decision making. Age 42. Term expires in 2003.

John J. Sviokla joined DiamondCluster in September 1998 as a vice president and became a member of DiamondCluster's Board of Directors in August 1999. Since April 1, 2000 Dr. Sviokla has been a vice chairman. Prior to joining DiamondCluster, Dr. Sviokla was a professor at the Harvard Business School from October 1986 to August 1998. His pioneering work on "Marketspace" established Harvard's first course on electronic commerce. He co-authored the seminal articles "Managing in the Marketspace" and "Exploiting the Virtual Value Chain," both appearing in the Harvard Business Review. Dr. Sviokla has authored over 90 articles and cases, edited books and been a consultant to large and small companies around the world. He has been a guest professor at many universities including Kellogg, the Massachusetts Institute of Technology, The London Business School, the Melbourne Business School and the Hong Kong Institute of Science and Technology. His current research and consulting focuses on how to help large companies unlock value in the new economy. Age 45. Term expires 2004.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

DiamondCluster's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed through discussions with the Chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Currently, the Board has Audit and Compensation committees. Although the Board does not have a formal nominating committee, the Compensation Committee fulfills this function. During fiscal 2002 the Board held five meetings and acted twice by unanimous written consent. During fiscal 2002 all directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served with the exception of

Mr. Anderson, who attended 60% of the meetings of the Board of Directors and two-thirds of the meetings of the Compensation Committee; Mr. Loewenberg, who attended 40% of the meetings of the Board of Directors and one-third of the meetings of the Compensation Committee; and Mr. Kay who attended one-third of the meetings of the Compensation Committee.

Audit Committee; Audit Committee Report

The Audit Committee has authority to review and recommend to the Board of Directors internal accounting and financial controls and accounting principles and auditing practices and procedures to be employed in the preparation and review of the Company's financial statements. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee met four times during fiscal 2002. The Audit Committee's Charter is attached to this proxy statement as Annex A. The Audit Committee has furnished the following report for the 2002 fiscal year:

In connection with the March 31, 2002 consolidated financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with KPMG LLP, the Company's independent public auditors, the matters required by Statement on Auditing Standards No. 61; and
(iii) received and discussed with KPMG LLP matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                         Donald R. Caldwell, Chairman
                                Mark L. Gordon
                              John D. Loewenberg

Compensation Committee

The Compensation Committee has authority to review and recommend to the Chief Executive Officer and the Board of Directors policies, practices and procedures relating to the compensation of managerial employees and the establishment and administration of employee benefit plans. The Compensation Committee met three times during fiscal 2002.

Compensation of Directors

Directors receive no cash compensation for their services as directors, except for reimbursement of expenses incurred in connection with attending meetings of the Board of Directors and its committees. Directors are granted options to purchase Class A Shares at the discretion of the Board of Directors. The exercise price of each option is equal to the fair market value of a Class A Share on the date of grant. The options vest over periods ranging from one to five years and have terms ranging from five to seven years. The following table provides information on stock options granted to non-employee directors in fiscal 2002.

         Options Granted to Non-Employee Directors During Fiscal 2002

                                    Percent of                        Potential Realizable
                      Number of    Total Options                      Value at Assumed
                   Class A Shares   Granted to   Exercise             Annual Rates of Stock
                     Underlying    Directors in  Price Per Expiration Price Appreciation for
Name               Options Granted  Fiscal Year    Share      Date    Option Terms (*)
----               --------------- ------------- --------- ---------- ----------------------
                                                                        5%          10%
                                                                        -------    -------
Mark L. Gordon         15,000           33%       $10.46    9-24-06   $43,349     $95,789
John D. Loewenberg     15,000           33%       $10.46    9-24-06   $43,349     $95,789
Pedro Nueno            15,000           33%       $10.46    9-24-06   $43,349     $95,789

* The amounts shown are calculated assuming that the market value of the share of Class A Common Stock issuable upon exercise of the option is equal to the exercise price per share as of the date of grant. The dollar amounts under these columns assume a compounded annual market price increase for the underlying shares of common stock from the date of grant to the end of the option term of 5% and 10%, respectively. This format is prescribed by the Securities and Exchange Commission and is not intended to forecast future appreciation of Class A Shares. The actual value, if any, a director will realize will depend on the excess of the market price received by the director upon the sale of Class A Shares issued upon exercise over the option exercise price. Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated.

                            EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation for the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Officers") for the fiscal years ended March 31, 2002, 2001 and 2000.

                         Summary Compensation Table(1)

                                                                      Long-Term
                                                                     Compensation
-                                                              ---------------------
                                                               Restricted   Securities
Name and Principal    Fiscal                      Other Annual   Stock      Underlying     All Other
     Position          Year    Salary     Bonus   Compensation   Awards      Options    Compensation(2)
-------------------   ------ --------    -------- ------------ ----------   ----------  ---------------
Melvyn E. Bergstein    2002  $277,344(3)       --       --      $156,250(3)   61,600(4)     $4,902
  Chairman & CEO       2001   550,000    $275,000       --                    45,400         4,956
                       2000   525,000     252,000       --                    30,600         4,902
Michael J. Connolly    2002  $459,877          --    2,113                    80,200(4)     $1,187
  President, Global    2001   375,000     187,500    1,019                   173,300         1,037
  Services             2000   350,000     168,000       --                    82,800         1,026
Adam J. Gutstein       2002  $459,877          --                             70,200(4)     $1,026
  President,           2001   425,000     212,500       --                   173,900         1,037
  North America        2000   400,000     192,000       --                    42,900         1,026
Javier Rubio           2002  $407,704          --       --                    63,200(4)     $  177
  President, Europe    2001   167,555(6)   60,298       --                   125,000(5)         --
  and Latin America
John J. Sviokla        2002  $373,774          --       --                    58,300(4)     $1,140
  Vice Chairman        2001   400,000     200,000      267                   113,600         1,153
                       2000   375,500     180,000       --                    45,400         1,140

1 The compensation described in this table does not include (i) medical, group life insurance or other benefits received by the Named Officers which are available generally to all salaried employees of DiamondCluster or (ii) certain perquisites and other personal benefits, securities, or property received by the Named Officers which do not in the aggregate exceed the lesser of $50,000 or 10% of the Named Officer's salary during the fiscal year.

2 Represents the excess of the group life insurance premium paid on behalf of the Named Officer in the respective fiscal year over the premium for life insurance generally available to all salaried employees.

3 Mr. Bergstein voluntarily declined his salary for six months of fiscal year 2002 and was granted 15,155 restricted Class B shares in lieu of the foregone salary.

4 Includes annual fiscal 2003 grant of options, the granting of which was accelerated to November 2001 from April 2002.

5 Excludes 527,665 options granted in fiscal year 2001 in connection with the November 28, 2000 acquisition of Cluster.

6  For the period November 28, 2000 through March 31, 2001.

             Options Granted to Named Officers During Fiscal 2002

                                      Percent of
                       Number of    Total Options                       Realizable Value at
                    Class B Shares    Granted to   Exercise             Assumed Stock Price
                      Underlying      Employees    Price Per Expiration Appreciation for
Name                Options Granted in Fiscal Year   Share      Date    Option Terms (1)
----                --------------- -------------- --------- ---------- -------------------
                                                                           5%       10%
                                                                        --------  --------
Melvyn E. Bergstein     11,600            (2)       $10.82    6/1/2004  $ 19,784  $ 41,544
                        25,000            (2)       $10.22    4/1/2008  $104,014  $242,397
                        25,000            (2)       $ 9.27   11/1/2008  $ 94,346  $219,865

Michael J. Connolly     10,200            (2)       $10.82    6/1/2004  $ 17,396  $ 36,530
                        45,000            (2)       $10.22    4/1/2008  $187,225  $436,315
                        25,000            (2)       $ 9.27   11/1/2008  $ 94,346  $219,865

Adam J. Gutstein        10,200            (2)       $10.82    6/1/2004  $ 17,396  $ 36,530
                        35,000            (2)       $10.22    4/1/2008  $145,620  $339,356
                        25,000            (2)       $ 9.27   11/1/2008  $ 94,346  $219,865

Javier Rubio            10,200            (2)       $10.82    6/1/2004  $ 17,396  $ 36,530
                        28,000            (2)       $10.22    4/1/2008  $116,496  $271,485
                        25,000            (2)       $ 9.27   11/1/2008  $ 94,346  $219,865

John J. Sviokla          8,300            (2)       $10.82    6/1/2004  $ 14,156  $ 29,726
                        25,000            (2)       $10.22    4/1/2008  $104,014  $242,397
                        25,000            (2)       $ 9.27   11/1/2008  $ 94,346  $219,865

1 This table is presented solely for purposes of complying with the rules of the Securities and Exchange Commission and does not necessarily reflect the amounts the Named Officers will actually receive upon any sale of the shares acquired upon exercise of the options. The amounts shown are calculated assuming that the market value of the share of common stock issuable upon exercise of the option is equal to the exercise price per share as of the date of grant. The dollar amounts under these columns assume a compounded annual market price increase for the underlying shares of common stock from the date of grant to the end of the option term of 5% and 10%, respectively. This format is prescribed by the Securities and Exchange Commission and is not intended to forecast future appreciation of shares of the common stock. The actual value, if any, the Named Officer will realize will depend on the excess of the market price received by the Named Officer upon the sale of shares of the common stock issued upon exercise over the option exercise price. Accordingly, there is no assurance that the above value realized by a Named Officer will be at or near the value estimated.

2  Less than 1%.

            Options Exercised by Named Officers During Fiscal 2002
                          And Fiscal Year End Values

                     Shares
                    Acquired            Number of Securities      Value of Unexercised
                       on     Value    Underlying Unexercised     in the Money Options
Name                Exercise Realized Options at March 31, 2002 as of March 31, 2002 (*)
----                -------- -------- ------------------------- -------------------------
                                      Exercisable Unexercisable Exercisable Unexercisable
                                      ----------- ------------- ----------- -------------
Melvyn E. Bergstein     --        --    53,450       155,556     $ 12,180    $  170,930
Michael J. Connolly     --        --    88,315       277,020     $217,095    $  297,650
Adam J. Gutstein     8,081   $39,943    69,336       257,441     $ 10,710    $  196,460
Javier Rubio            --        --    30,100       685,765     $ 10,710    $2,356,816
John J. Sviokla         --        --    81,054       221,771     $117,285    $  384,605

*  Calculated using a market value of $12.92 per share as of March 31, 2002.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Anderson, Caldwell, Gordon, Kay, Loewenberg and Weber. None of the Named Officers has served on the board of directors or compensation committee of any other entity whose officers served either on DiamondCluster's Board of Directors or its Compensation Committee. For fiscal 2002, recommendations concerning the aggregate compensation of all of DiamondCluster's partners* (including its Named Officers) were made to the Board of Directors by DiamondCluster's Chief Executive Officer and DiamondCluster's Worldwide Operating Committee ("WOC") and decisions regarding such aggregate compensation were made by the full Board of Directors. Under the terms of the Partners' Operating Agreement, allocations among DiamondCluster's partners (including its executive officers) are made by the WOC upon approval of the aggregate amount of such compensation by the Board of Directors and the approval of the actual allocations by at least seventy percent of DiamondCluster's partners. All partners are vice presidents of the Company.

* The term "partner" is an internal designation only and does not refer to a partner of a general or limited partnership.

Report of the Compensation Committee on Executive Compensation

The Board of Directors has furnished the following report on executive compensation:

The compensation of the Named Officers and all other officers who have been promoted to partner (i.e., vice president) of DiamondCluster is determined in accordance with the Partners' Operating Agreement and the Partners' Compensation Program. Under these agreements, officers' compensation (other than members of the WOC) is approved by DiamondCluster's WOC and Management Compensation Committee (non-board committees composed of partners and established under the Partners' Operating Agreement). The compensation of the WOC is approved by the Board of Directors. The purpose and design of this structure is to provide a combination of (i) base salary that reflects the partner's experience and contribution to the Company, (ii) bonus based on the Company's achievement of certain annual financial targets and individual performance and (iii) equity to reward individual performance and link those rewards to DiamondCluster's success, motivate teamwork, and encourage partners to maintain equity interests in DiamondCluster. The Partners' Compensation Program provides for the establishment of target bonuses as a percentage of base salary to be paid in cash to the partners annually, provided that there are sufficient earnings to first provide for a return on revenue to the stockholders and for bonuses to non-partner employees.

Due to the worldwide economic downturn during fiscal 2002 and the resultant effect on the Company's business, no cash bonuses were paid to the Company's North American employees. In addition, in July and August of 2001, all North American partners voluntarily accepted a 15% reduction in base compensation and all non-partner North American employees with a base compensation of more than $50,000 were asked to take a 10% reduction in base compensation. In addition, all partners and several non-partner employees in Europe and Latin America voluntarily agreed to a 10-15% reduction in their base compensation. These measures were taken in order to conserve cash while preserving the Company's assets, in other words, its people.

CEO Compensation. Historically Mr. Bergstein has received compensation increases that reflect his leadership of DiamondCluster, its growth, his contributions to recruiting key employees and directors as well as his contributions to DiamondCluster's revenues by attracting and serving significant clients. However, in July 2001 Mr. Bergstein voluntarily gave up his base compensation for a six-month period reflecting his commitment to lead by example and to achieve an economic result that assures the long-term viability of the Company without sacrificing the employees who are vital to the Company's long-term success. As a result of Mr. Bergstein's action, the Compensation Committee took no action to modify his compensation during fiscal 2002.

Policy on Qualifying Compensation. Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct in any taxable year compensation in excess of one million dollars paid to Named Officers that is not "performance-based" as defined in Section 162(m). In order for incentive compensation to qualify as "performance-based" compensation under Section 162(m), DiamondCluster's discretion to grant awards must be limited. The Board of Directors believes that the benefit of retaining the ability to exercise discretion under DiamondCluster's incentive compensation plans outweighs the risk of loss of tax deductions under Section 162(m). Historically, DiamondCluster did not seek to qualify its incentive compensation plans under
Section 162(m).

                              Edward R. Anderson
                              Donald R. Caldwell
                                Mark L. Gordon
                                  Alan C. Kay
                              John D. Loewenberg
                           Arnold R. Weber, Chairman

                                    [CHART]
         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

            AMONG DIAMONDCLUSTER INTERNATIONAL, INC.,
 THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

        DiamondCluster     Nasdaq Stock Market (U.S.)      Russell 2000
      International, Inc.

3/97    $100                       $100                        $100
3/98    $454.17                    $151.57                     $142.01
3/99    $384.38                    $204.77                     $118.98
3/00    $1643.75                   $380.94                     $163.28
3/01    $217.20                    $152.35                     $138.25
3/02    $323.00                    $153.42                     $157.59

* $100 INVESTED ON 3/31/97 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF
DIVIDENDS.

Partners' Operating Agreement

All partners of the Company are bound by the Partners' Operating Agreement, which provides (among other things) procedures for the (i) nomination of candidates to the office of Chief Executive Officer (subject to the veto of the Board of Directors), (ii) removal and retention of the Chief Executive Officer (who may also be removed by the Board for specified reasons), (iii) admission and removal of partners, and (iv) determination of the compensation of management personnel.

Voting and Stock Restriction Agreement

Employee-stockholders have agreed to be bound by the Second Amended and Restated Voting and Stock Restriction Agreement in connection with acquisition of Class B Shares. The Voting and Stock Restriction Agreement provides (among other things) for (i) the employee-stockholders' grant of a proxy to the Chief Executive Officer of the Company conveying the right to vote their Class B Shares, (ii) rights of first offer of the Company to purchase Class B Shares offered by employee-stockholders, and (iii) restrictions on the transferability of the certain shares of Common Stock.

Certain Relationships and Related Transactions

It is the Company's policy to reimburse private airplane travel expenses in connection with Company business in order to minimize the time spent by employees traveling to client sites given the unreliability of commercial air travel, accommodate client schedules and transport entire engagement teams to and from client sites efficiently and economically, provided the cost of such travel is at or below prevailing market rates for private or chartered aircrafts. During the period April 1, 2001 through March 31, 2002 the Company reimbursed Mr. Bergstein $270,188 and Mr. Gutstein $373,892 for business-related travel on KingAir 350 airplanes they each indirectly own.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of May 31, 2002 regarding the beneficial ownership of DiamondCluster's common stock for:

   . each person who is known to DiamondCluster to be the beneficial owner of more than 5% of the Class A Common Stock;

   . each person who is known to DiamondCluster to be the beneficial owner of more than 5% of the Class B Common Stock;

   .   DiamondCluster's directors and nominees;

   .   the Named Officers; and

   .   all executive officers and directors as a group.

Beneficial ownership of Class A and Class B Shares has been determined for this purpose in accordance with Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the amounts in the table do not purport to represent beneficial ownership for any purpose other than compliance with Securities and Exchange Commission reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of Class A or Class B Shares.

                   Amount and Nature of Beneficial Ownership

                                                      Number of  Percent of
     Name and Address                        Class(1)  Shares     Class(2)
     ----------------                        -------- ---------- ----------
     Melvyn E. Bergstein, individually(3,4)  Class A     710,028     2.7
                                             Class B     175,529     1.3
     Melvyn E. Bergstein, as proxy holder(5) Class A          --      --
                                             Class B  13,021,855    98.7
     Karl E. Bupp(3,5,6)                     Class A     102,947      **
                                             Class B     162,057     1.2
     Michael J. Connolly(3,5,7)              Class A          --      --
                                             Class B     129,879     1.0
     GeoCapital LLC                          Class A   2,039,000     7.9
                                             Class B          --      --
     Adam J. Gutstein(3,5,8)                 Class A      22,960      **
                                             Class B     253,848     1.9
     William R. McClayton(3,5,9)             Class A          --      --
                                             Class B      54,650      **
     Chunka Mui(3,5,10)                      Class A      28,032      **
                                             Class B     150,016     1.1
     Bruce R. Quade(3,5,11)                  Class A       1,932      **
                                             Class B     175,426     1.3
     Javier Rubio(3,5,12)                    Class A          --      --
                                             Class B   1,927,296    14.6
     Ferran Soriano(3,5,13)                  Class A          --      --
                                             Class B     516,568     3.9
     John J. Sviokla(3,5,14)                 Class A       8,750      **
                                             Class B     100,261      **
     Edward R. Anderson(15)                  Class A      30,460      **
                                             Class B          --      --
     Donald R. Caldwell(16)                  Class A      50,045      **
                                             Class B          --      --

                                                                            Number of Percent of
Name and Address                                                   Class(1)  Shares    Class(2)
----------------                                                   -------- --------- ----------
Mark L. Gordon(17)                                                 Class A     37,050      **
                                                                   Class B         --      --
Alan C. Kay(18)                                                    Class A    130,002      **
                                                                   Class B         --      --
John D. Loewenberg(19)                                             Class A     25,100      **
                                                                   Class B         --      --
Michael E. Mikolajczyk(20)                                         Class A    534,969     2.1
                                                                   Class B         --      --
Christopher J. Moffitt(21)                                         Class A    176,573      **
                                                                   Class B         --      --
Pedro Nueno                                                        Class A         --      --
                                                                   Class B         --      --
US Bancorp Asset Management, Inc.                                  Class A  1,847,255     7.2
                                                                   Class B         --      --
Arnold R. Weber(22)                                                Class A     20,000      **
                                                                   Class B         --      --
All executive officers and directors as a group (19 persons)(5,23) Class A  1,878,848     7.3
                                                                   Class B  3,645,530    27.6

** Less than 1% of the class outstanding.

1 In the event that a Class B Share is transferred to any party other than a "permitted holder" (generally an employee of the Company, a company or partnership controlled by the employee, or the Company), or if a beneficial or record holder of a Class B Share ceases to be a permitted holder, the share is automatically and immediately converted into a Class A Share. Class A Shares may not be converted into Class B Shares.

2 Solely for the purpose of determining beneficial ownership herein, the number of shares of common stock deemed outstanding as of May 31, 2002 (i) assumes 25,723,940 Class A Shares and 6,290,424 Class B Shares were outstanding as of such date, and (ii) includes additional shares of common stock issuable pursuant to options held by such owner which may be exercised within 60 days after May 31, 2002 ("presently exercisable options"), as set forth below. As indicated in footnote 5 below, pursuant to Rule 13d-3 of the Exchange Act, Mr. Bergstein is shown as the beneficial owner of 13,021,855 Class B Shares, or 98.7 percent of the Class, by virtue of the proxies he holds on behalf of all employees of the Company (other than himself) to vote their Class B Shares. However, because each holder of Class B Shares included in the table has investment power, including the power to dispose, or to direct the disposition of, such holder's Class B Shares, each such holder is also shown as the beneficial owner of such Shares pursuant to Rule 13d-3 of the Exchange Act. As a result, the beneficial ownership interest of Mr. Bergstein with respect to each other holder of Class B Shares included in the table is duplicative of such holder's beneficial ownership.

3 The address of each of Messrs. Bergstein, Bupp, Connolly, Gutstein, McClayton, Mui, Quade and Sviokla is Suite 3000 John Hancock Center, 875 North Michigan Avenue, Chicago, Illinois 60611. The address of each of Messrs. Rubio and Soriano is Torre Mapfre, Marina 16, Planta 38, 08005 Barcelona, Spain.

4 Includes 86,500 Class B Shares issuable pursuant to presently exercisable options.

5 All holders of Class B Shares, including Messrs. Bupp, Connolly, Gutstein, McClayton, Mui, Quade, Rubio, Soriano and Sviokla, have granted to Mr. Bergstein, as the current Chief Executive Officer, the right to vote such shares pursuant to the terms of irrevocable proxies. See "Voting and Stock Restriction Agreement." As of May 31, 2002 includes 13,021,855 Class B Shares subject to such proxies, including 6,820,460 shares issuable pursuant to presently exercisable options held by all of the employees of the Company. Mr. Bergstein expressly disclaims beneficial ownership of such Class B Shares as the holders of such Shares have investment power, including the power to dispose, or to direct the disposition of, such Shares.

6 Includes 54,161Class B Shares issuable pursuant to presently exercisable options.

7 Includes 117,893 Class B Shares issuable pursuant to presently exercisable options.

8 Includes 101,560 Class B Shares issuable pursuant to presently exercisable options.

9 Includes 54,650 Class B Shares issuable pursuant to presently exercisable options.

10 Includes 64,349 Class B Shares issuable pursuant to presently exercisable options.

11 Includes 70,123 Class B Shares issuable pursuant to presently exercisable options.

12 Includes 35,700 Class B Shares issuable pursuant to presently exercisable options.

13 Includes 9,850 Class B Shares issuable pursuant to presently exercisable options.

14 Includes 94,854 Class B Shares issuable pursuant to presently exercisable options.

15 Includes 12,500 Class A Shares issuable pursuant to presently exercisable options.

16 Includes 20,000 Class A Shares issuable pursuant to presently exercisable options.

17 Includes 20,000 Class A Shares issuable pursuant to presently exercisable options.

18 Includes 130,002 Class A Shares issuable pursuant to presently exercisable options.

19 Includes 25,100 Class A Shares issuable pursuant to presently exercisable options.

20 Includes 70,666 Class A Shares issuable pursuant to presently exercisable options.

21 Includes 28,231 Class A Shares issuable pursuant to presently exercisable options.

22 Includes 20,000 Class A Shares issuable pursuant to presently exercisable options.

23 Includes in the aggregate 326,499 Class A Shares and 689,640 Class B Shares issuable pursuant to presently exercisable options held by all executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("10% owners") to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and Nasdaq. Officers, directors and 10% owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. During fiscal year 2002 one Form 3 filed on behalf of each Messrs. Quade, McClayton, Mui, Nueno and Soriano; one Form 4 filed on behalf of Messrs. Gutstein and Moffit; and one Form 5 filed on behalf of Mr. Rubio was not timely filed.

                       AUDIT AND OTHER PROFESSIONAL FEES

Audit Fees. Fees billed by KPMG LLP for professional services to audit the Company's annual consolidated financial statements for fiscal year 2002 and review the consolidated financial statements included in the Company's quarterly reports on Form 10-Q for fiscal year 2002 were $126,000.

Financial Information Systems Design and Implementation Fees. KPMG LLP billed no fees for financial information systems design and implementation for fiscal year 2002.

All Other Fees. Fees billed by KPMG LLP for other professional services, including fees related to Securities and Exchange Commission filings, tax compliance, tax consulting services, benefit plan audits and statutorily required audits in certain locations outside the United States where the Company operates were $518,000.

The Audit Committee considers the provision of the services referred to under "All Other Fees" above by KPMG is compatible with maintaining its independence.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company recommends a vote for ratification of the appointment of KPMG LLP as independent auditor of the Company and its subsidiaries to audit their books and accounts for the current fiscal year. Shares represented by proxies will be voted for confirmation of KPMG LLP as independent auditor unless contrary instructions are received. Representatives of KPMG LLP will attend the annual meeting, have the opportunity to make a statement if they desire and respond to appropriate questions.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be eligible for inclusion in DiamondCluster's proxy statement and form of proxy relating to the next annual meeting must be received at the Company's executive offices on or before April 15, 2003. Proposals should be submitted by certified mail, return receipt required, addressed to the Secretary, DiamondCluster International, Inc., Suite 3000 John Hancock Center, 875 North Michigan Avenue, Chicago, Illinois 60611.

                                 OTHER MATTERS

The Board of Directors knows of no other matters that are likely to be brought before the meeting, but if any other matter properly comes before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

                                                                        ANNEX A

                      DIAMONDCLUSTER INTERNATIONAL, INC.

                            AUDIT COMMITTEE CHARTER

The primary function of the DiamondCluster International, Inc. Audit Committee of the Board of Directors is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

    1. Provide an open avenue of communication between the independent accountant and the board of directors.

    2. Review and update the committee's charter annually.

    3. Recommend to the board of directors the independent accountants to be nominated and review and approve the discharge of the independent accountants.

    4. Confirm and assure the independence of the independent accountant, including a review of non-audit related services provided by the independent accountant. Affirm with the auditor that they are accountable to the Board of Directors and the Audit Committee.

    5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

    6. Consider, in consultation with management and the independent accountant, the audit scope and plan.

    7. Consider and review with the independent accountant:

       a) The adequacy of the company's internal controls.

       b) Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

    8. Review with management and the independent accountant at the completion of the annual examination:

       a) The company's annual financial statements and related footnotes.

       b) The independent accountant's audit of the financial statements and report thereon.

       c) Any significant changes required in the independent accountant's audit plan.

       d) Any serious difficulties or disputes with management encountered during the course of the audit.

       e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

    9. Review draft filings with the SEC and other published documents containing the company's financial statements as appropriate.

    10.Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

    11.Review legal and regulatory matters that may have material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

    12.Meet with the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

    13.Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

    14.The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

    15.The committee shall meet at least two times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

    16.The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                                                             Please mark
                                                             your votes as   |X|
                                                             indicated in
                                                             this example


1.    Election of four directors.

        FOR all nominees            WITHHOLD              Nominees:  01 Edward R. Anderson
        listed at right             AUTHORITY                        02 Adam J. Gutstein
       (except as marked     to vote for each nominee                03 Pedro Nueno
        to the contrary)      whose name is lined out                04 Arnold R. Weber
             |_|                       |_|


2.    Ratify the appointment of KPMG as                   FOR   AGAINST  ABSTAIN
      independent auditors of DiamondCluster for          |_|     |_|      |_|
      the fiscal year ending March 31, 2003.


3.    To transact such other business as may properly come before the meeting.


            By checking the box to the right, I consent to future            |_|
            delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.


Signature ____________________ Signature ____________________  Date ____________

Signature(s) should be exactly as the name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signed by attorney, executor, administrator, trustee or guardian, please give full title. SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                            Vote by Internet or Mail
                         24 Hours a Day, 7 Days a Week

             Internet voting is available through 4PM Eastern Time
                 the business day prior to annual meeting day.

   Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------                    ------------------------------
          Internet                                            Mail
  http://www.eproxy.com/dtpi
                                                      Mark, sign and date
Use the Internet to vote your                           your proxy card
proxy. Have your proxy card in hand                           and
when you access the web site. You      OR               return it in the
will be prompted to enter your                        enclosed postage-paid
control number, located in the box                          envelope.
below, to create and submit an
electronic ballot.
------------------------------                    ------------------------------




                      If you vote your proxy by Internet,
                  you do NOT need to mail back your proxy card.


                       DIAMONDCLUSTER INTERNATIONAL, INC.

                              Class A Common Stock

The undersigned stockholder of DiamondCluster International, Inc. (the "Company") hereby appoints Melvyn E. Bergstein and William R. McClayton and each of them the attorneys and proxies of the undersigned, with full power of substitution, to vote as directed on the reverse side of this card all of the shares of Class A Common Stock of the Company standing in the name of the undersigned at the close of business on July 2, 2002 at the Annual Meeting of Stockholders to be held at The Westin Hotel, 909 North Michigan Avenue, Chicago, Illinois 60611 commencing at 10:00 a.m. on August 13, 2002, and authorizes each proxy to vote in his discretion on any other matter that may properly come before the meeting or at any adjournment of the meeting.

If you choose to vote by Internet, your Internet vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed, dated and returned your proxy card. If you choose not to vote by Internet, please complete, sign, date the reverse side and promptly return your proxy card.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL MATTERS PROPERLY COMING BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS (INCLUDING ALL DIRECTOR NOMINEES).

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

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